UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

BIG 5 SPORTING GOODS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-49850	95-4388794

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard,	90245
El Segundo California (Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 536-0611

N/A
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition

     On February 11, 2004, Big 5 Sporting Goods Corporation issued a press release announcing its fiscal 2003 fourth quarter and full year results. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION

(Registrant)

Date: February 11, 2004

/s/ Charles P. Kirk

Charles P. Kirk
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated February 11, 2004, issued by Big 5 Sporting Goods Corporation.